UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reportedly): December 6, 2005


                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

        Florida                          2-70197                 59-1564329
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
 of Incorporation)                                           Identification No.)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
                         Registrant's telephone number,
                              including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry Into a Material Definitive Agreement

     The Company previously was extended a subordinated revolving credit facility by Peter G. Dornau, its President and certain affiliates of the President, in the aggregate amount of One Million Dollars effective October 18, 2005. This subordinated revolving credit facility has been increased effective December 6, 2005 to One Million Five Hundred Thousand Dollars. The facility will continue to bear interest at the rate of prime plus two (2%) per cent for all funds advanced and continues to have a term of five (5) years.

     Additionally, the credit may be converted into shares of common stock of the Company at any time to the extent of the outstanding loan at the rate of $1.00 per share (a maximum of 1,500,000 shares). Such price represents a premium over the market value and net book value of the underlying shares on the date it was fixed.

     In conjunction with the extension of such credit, the Company previously issued to Mr. Dornau Warrants to purchase Five Hundred Thousand (500,000) shares of common stock, par value one cent per share, of the Company at an exercise price of One Dollar and 13/00 ($1.13) per share (the closing bid price on the NASDAQ Exchange on October 17, 2005 plus ten (10%) per cent). An additional Warrant to purchase Five Hundred Thousand (500,000) shares has been issued to the president in conjunction with the increase in the credit facility. The additional Warrants are exercisable at a purchase price of $.863 representing the closing bid price on NASDAQ Exchange on December 5, 2005, $.76 plus ten (10%) per cent.

     The Warrants have been issued pursuant to an exemption from registration provided in Section 4(2) of the Securities Act of 1933, as amended and the common stock to be issued upon exercise of such Warrants or upon purchase in exchange for debt, will also be issued pursuant to such exemption. The Warrants and any shares of common stock issued by the Company pursuant to these agreements will bear an investment legend indicating the absence of registration and restrictions on transfer.

     The new transaction, as well as the prior transaction, were approved unanimously by the independent members of the Board of Directors of the Company.

     Mr. Dornau has agreed that the warrants will not be exercised nor will any shares of common stock be acquired by conversion of the loan into common stock until the transaction has been approved by a shareholder vote at the Company's Annual Meeting of Shareholders during June 2006 or at a specially convened meeting prior thereto.

     Item 3.02 Unregistered  Sale of Equity Securities

     The information included in Item 1.01 of the Current Report - Form 8-K is incorporated by reference into this Item 3.02.

     Item 9.01(d) Exhibits

     1.  Warrant to Purchase  Common  Stock dated  October 18,  2005;
     2.  Second Warrant to Purchase  Common Stock Dated  December 6, 2005; and
     3.  Revolving Line of Credit Note, amended as of December 6, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


December 8, 2005                           Ocean Bio-Chem, Inc.


                                           /s/ Peter G. Dornau
                                           ------------------------------------
                                           Peter G. Dornau
                                           Chairman of the Board and
                                           Chief Executive Officer

                                                                      Exhibit 1
                        WARRANT TO PURCHASE COMMON STOCK

Date of Issuance: October 18, 2005            Warrant to Purchase An Aggregate
                                              of 500,000 shares of Common Stock

     FOR  VALUE  RECEIVED,   Ocean   Bio-Chem,   a  Florida   corporation   (the
"Corporation"), pursuant to the terms and conditions of the Promissory Note between the Corporation and Peter Dornau and/or Affiliates ("Holder") dated as of October 18, 2005, promises to issue in the name of, and sell and deliver to Peter Dornau, a certificate or certificates for an aggregate of 500,000 shares (subject to the terms of Article 7.5 hereof), for $0.001 per share, of the Corporation's common stock, par value $0.01 per share (the "Warrant Shares"), upon payment by the Holder of $1.133 per share (the "Exercise Price"), with the Exercise Price being subject to adjustment in the circumstances and subject to the provisions set forth herein.

     Section 1. Exercise of Warrant

     1.1 Exercise Period. The Holder may exercise this Warrant, in whole or in part (but not as to fractional shares), at any time and from time to time commencing on the date hereof and ending at 5:00 p.m., Eastern Time, on the fifth anniversary of the date hereof (the "Exercise Period"). If the last day of the Exercise Period is a day on which federal or state chartered banking institutions located in the State of Florida are authorized by law to close, then the last day of the Exercise Period shall be deemed to be the next succeeding day which shall not be such a day.

     1.2 Exercise Procedure.

     a. This Warrant may be exercised in whole or in part at any time during the Exercise Period by presentation and surrender of this Warrant to the Corporation accompanied by the form of Exercise Agreement (attached hereto as Exhibit 1) signed by the Holder and accompanied by the Exercise Price for the Warrant Shares being purchased. The Exercise Price may be paid by cashier's check, wire transfer of immediately available funds or pursuant to the Cashless Exercise provisions set forth in Section 7.4 hereof The date on which the Corporation receives a signed Exercise Agreement and payment of the Exercise Price (by Cashless Exercise or otherwise) shall hereinafter be referred to as the "Exercise Date."

     b. Certificates for the Warrant Shares purchased upon exercise of this Warrant will be delivered by the Corporation to the Holder within five (5) business days after the Exercise Date. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Corporation will prepare a new Warrant representing the rights formerly represented by this Warrant that have not expired or been exercised. The Corporation will, within such five (5) day period, deliver such new Warrant to the Holder at the address set forth in this Warrant.

     c. The Warrant Shares issuable upon the exercise of this Warrant will be deemed to have been transferred to the Holder on the Exercise Date, and the Holder will be deemed for all purposes to have become the record holder of such Warrant Shares on the Exercise Date.

     d. The issuance of certificates representing the Warrant Shares will be made without charge to the Holder of any issuance tax in respect thereof or any other cost incurred by the Corporation in connection with such exercise and related transfer of the shares; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate or instrument in a name other than that of the Holder of this Warrant and that the Corporation shall not be required to issue or deliver any such certificate or instrument unless and until the person or persons requiring the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

     e. Unless the Corporation shall have registered the Warrant Shares pursuant to the provisions of Section 6 hereof, the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and, accordingly, will be "restricted securities" as that term is defined in the Act. The Corporation may insert the following or similar legend on the face of the certificates evidencing the Warrant Shares if required in compliance with state securities laws:

     "These securities have not been registered under any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the Corporation that an exemption from registration under the Securities Act of 1933, as amended, or any applicable state securities laws is available."

     1.3 Fractional Shares. If a fractional Warrant Share would, but for the provisions of Subsection 1.1, be issuable upon exercise of the rights represented. by this Warrant, the Corporation will, within 30 days after the Exercise Date, deliver to the Holder a check payable to the Holder, in lieu of such fractional share, in an amount equal to the market price of such fractional share as determined by the last sale price of the Corporation's common stock as reported on the exchange on which the Corporation's common stock is then traded, as of the close of business on the Exercise Date.

1.4 Exercise Price. The exercise price of this Warrant is based upon he closing bid price of the Shares on the NASDAQ Market on October 18, 2005, plus ten (10%) per cent.

     Section 2. Effect of Stock Dividends, Reorganization, Reclassification, Consolidation, Merger or Sale

     2.1 Stock Dividends, Recapitalization or Reclassification of Common Stock. In case the Corporation shall at any time prior to the exercise or termination of this Warrant (i) pay a dividend or make a distribution of its capital stock in shares of common stock to all holders of shares of the Corporation's common stock, or (ii) effect a recapitalization or reclassification of such character that its common stock shall be changed into or become exchangeable for a larger or smaller number of shares, then, upon the effective date thereof, the number of Warrant Shares shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in such number of the Corporation's common stock by reason of such stock dividend, recapitalization or reclassification, and the Exercise Price of such dividend, recapitalized or reclassified common stock shall, in the case of an increase in the number of shares, be proportionately decreased and, in the case of a decrease in the number of shares, be proportionately increased.

     2.2 Consolidation. Merger or Sale. In case the Corporation shall at any time prior to the exercise of this Warrant, or the expiration of the Exercise Period, whichever first occurs, consolidate or merge with any other corporation (unless the Corporation shall be the surviving entity) or transfer all or substantially all of its assets to any other corporation preparatory to a dissolution, then the Corporation shall, as a condition precedent to such transaction, cause effective provision to be made so that the Folder of this Warrant, upon the exercise hereof after the effective date of such transaction, shall be entitled to receive the kind and amount of shares, evidences of indebtedness, and/or other property receivable on such transaction as if this Warrant were exercised immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder hereof to the effect that the provisions of this Warrant shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness, or other securities or assets thereafter deliverable upon exercise of this Warrant.

     2.3 Adjustment. If at any time after the date hereof the Corporation shall issue or sell any shares of Common Stock or any warrants, options or rights to subscribe for or purchase Common Stock ("Purchase Rights") or securities convertible into Common Stock ("Convertible Securities"), and the consideration per share for, or the price per share at which such Purchase Right or Convertible Security is exercisable for or convertible into, such Common Stock (the "Subsequent Issue Price") is less than the Exercise Price in effect immediately prior to such issuance or sale, then, forthwith upon such issuance or sale, the Exercise Price shall be reduced to the Subsequent Issue Price. In the case of an adjustment pursuant to this Section 2.3 for a subsequent issuance of Purchase Rights or Convertible Securities, the Subsequent Issue Price shall be deemed to be the lowest possible price in any range or prices at which such Purchase Rights or Convertible- Securities may be exercised or converted. No further adjustments of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Purchase Rights or Convertible Securities and, if any issue or sale of such Purchase Rights or Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Purchase Rights or Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 2.3, no further adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this sale. For the purposes of this Section 2.3, the date as of which the Exercise Price shall be computed shall be the earlier of (i) the date on which the Company shall enter into a firm contract for the issuance of such Purchase Rights or Convertible Securities and (ii) the date of actual issuance of such Purchase Rights or Convertible Securities. Such adjustments shall be made upon each issuance of Purchase Rights or Convertible Securities and shall become effective immediately after such issuance.

     2.4 Notice of Adjustment. Whenever the number of Warrant Shares shall be adjusted as provided herein, the Corporation shall file with its corporate records a certificate of its Chief Financial Officer setting forth the computation and the adjusted number of Warrant Shares purchasable hereunder resulting from such adjustments, and a copy of such certificate shall be mailed to the Holder. Any such certificate or letter shall be conclusive evidence as to the correctness of the adjustment or adjustments referred to therein and shall be available for inspection by the holders of the Warrants on any day during normal business hours.

     Section 3. Reservation of Common Stock

     The Corporation will at all time reserve and keep available such number of shares of its common stock as will be sufficient to permit the exercise in full of this Warrant. Upon exercise of this Warrant pursuant to its terms, the Holder will acquire fully paid and non-assessable shares of the Corporation's common stock, free and clear of any liens, claims or encumbrances.

     Section 4. No Shareholder Rights or Obligations

     This Warrant will not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Corporation prior to the Exercise Date. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any obligation of such Holder for the Exercise Price or as a shareholder of the Corporation.

     Section 5. Transferability

     Subject to the terms hereof; this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed Assignment in the form of Exhibit 2 hereto at the principal offices of the Corporation. This Warrant and the Warrant Shares may not be offered, sold or transferred except in compliance with the Act, and any applicable state securities laws, and then only against receipt of an agreement of the person to whom such offer or sale or transfer is made to comply with the provisions of this Warrant with respect to any resale or other disposition of such securities; provided that no such agreement shall be required from any person purchasing this Warrant or the Warrant Shares pursuant to a registration statement effective under the Act. The Holder of this Warrant agrees that, prior to the disposition of any security purchased on the exercise hereof other than pursuant to a registration statement then effective under the Act, or any similar statute then in effect, the Holder shall give written notice to the Corporation, expressing his intention as to such disposition. Upon receiving such notice, the Corporation shall present a copy thereof to its securities counsel. If, in the sole opinion of such counsel, which such opinion shall not be unreasonably withheld, the proposed disposition does not require registration of such security under the Act, or any similar statute then in effect, the Corporation shall, as promptly as practicable, notify the Holder of such opinion, whereupon the Holder shall be entitled to dispose of such security in accordance with the terms of the notice delivered by the Holder to the Corporation.


     Section 6. Registration Rights

     a. In the event that the Corporation proposes to file a registration statement on a general form of registration under the Act (other than a form S-8 or S-4) relating to securities issued or to be issued by it, then it shall give written notice of such proposal to the record owner of this Warrant. If, within 15 days after the giving of such notice, the record owner hereof shall request in writing that the Warrant Shares be included in such proposed registration, the Corporation shall, at its own expense (except as set forth below), also register such number of Warrant Shares as shall have been so requested in writing; provided., however, that (i) the Holder shall cooperate with the Corporation in the preparation of such registration statement to the extent required to furnish information concerning such owners therein; and (ii) if any underwriter or managing agent is purchasing or arranging for the sale of the securities then being offered by the Corporation under such registration statement, then the Holder (A) shall agree to have the Warrant Shares being registered sold to or by such underwriter or managing agent on terms substantially equivalent to the terms upon which the Corporation is selling the securities so registered, or (B) shall delay the sale of the Warrant Shares for the lesser of a 60 day period commencing with the effective date of the registration statement or the date on which the underwriter agrees to permit the sale of all or a portion of the Warrant Shares being registered; further, if the number of Warrant Shares as to which such owner, and all other owners of securities of the Company holding registration rights, has requested registration is in the aggregate sufficient that such underwriter reasonably believes in good faith that the inclusion of such Warrant Shares in the registration statement may jeopardize the success of the offering, then such underwriter may require that each such owner of securities reduce the number of such Warrant Shares to be registered, with such reduction to be in proportion to the number of shares as to which each respective owner has requested registration which may be the entire number of securities thereof.

     b. In connection  with the filing of a registration  statement  pursuant to
Section 6, the Corporation shall: (i) notify the Holder as to the filing thereof and of all amendments thereto filed prior to the effective date of said registration statement; (ii) notify the Holder, promptly after it shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus fanning a part of the registration statement has been filed; (in) prepare and file without expense to the Holder any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with Section 10(a)(3) of the Act or advisable in connection with the proposed distribution of the Warrant Shares by the Holder; (iv) take all reasonable steps to qualify the Warrant Shares being so registered for sale under the securities or blue sky laws in such states as the Holder of the Warrant Shares being so registered may reasonably request; (v) notify such registered owners of any stop order suspending the effectiveness of the registration statement and use its reasonable best efforts to remove such stop order; and (vi) undertake to keep said registration statement and prospectus effective until the earlier of (A) two years from the effective date thereof (provided, that if the Holders are required to delay the sale of the securities, then such period shall be extended by the amount of such delay), or
(B) the date the Warrant Shares are sold or become available for public sale without restriction under the Act; . provided, however, that such undertaking shall apply only to the extent that the Corporation is permitted to register such securities for continuous sale under Rule 415 of the General Rules promulgated under the Act, under any successor provision, or under authoritative interpretations of applicable law.

     c. The Holder agrees to pay all of the underwriting discounts and commissions with respect to the Holder's Warrant Shares being registered. The Corporation agrees that the costs and expenses which it is obligated to pay in connection with a registration statement to be filed pursuant hereto include but are not limited to, registration fees, the fees and expenses of counsel for the Corporation, the fees and expenses of the Corporation's accountants and all other costs and expenses incident to the preparation, printing and filing under the Act of any such registration statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of such securities for sale in a reasonable number of states, including fees and disbursements of counsel for the Corporation, and the costs of supplying a reasonable number of copies of the registration statement, each preliminary prospectus, final prospectus and any supplements or amendments thereto to the Holder.

     Section 7. Miscellaneous

     7.1 Notices. Any notices, requests or consents hereunder shall be deemed given, and any instruments delivered, two days after they have been mailed by first class mail, postage prepaid, or upon receipt if delivered personally or by facsimile transmission, as follows:

   If to the Corporation:              Ocean Bio-Chem, Inc.
                                       4041 S.W. 47 Avenue
                                       Ft. Lauderdale, FL 33314
                                       Attention:  Edward Anchel, CFO

   If to the Holder:                   Peter Dornau
                                       c/o Ocean Bio-Chem, Inc.
                                      4041 S.W. 47 Avenue
                                       Ft. Lauderdale, FL 33314

except that any of the foregoing may from time to time by written notice to the other designate another address which shall thereupon become its effective address for the purposes of this paragraph.

     7.2 Entire Agreement. This Warrant, including the exhibits and documents referred to herein which are a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter and may be amended only by a written instrument executed by the parties hereto or their successors or assigns. Any paragraph headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

     7.3 Construction and Enforcement. This Warrant shall be governed by and construed under the laws of the State of Florida, without regard to principles of conflicts of laws and rules of such state. If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Warrant, and such legal action results in a final judgment in favor of such party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorneys' fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in other to enforce the Prevailing Party's rights hereunder. Any suit, action or proceeding with respect to this Warrant shall be brought in the state or Federal courts located in Broward County in the State of Florida. The parties hereto hereby accept the exclusive jurisdiction and venue of those courts for the purpose of any such suit, action or proceeding. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Warrant or any judgment entered by any court in respect thereof brought in Broward County, Florida, and hereby further irrevocably waive any claim that any suit, action or proceeding brought in Broward County, Florida, has been brought in an inconvenient forum.

     7.4 Cashless Exercise Provision. Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Corporation at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of Warrant Shares to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, and in lieu of paying the Exercise Price in cash, check or other immediately available funds, the Holder shall surrender this Warrant for that number of the Corporation's common stock determined by multiplying the number of Warrant Shares for which this Warrant is being exercised by the closing price for the Corporation's common stock on the principal market for such common stock on the date preceding the Exercise Date (provided such notice and designation of Exercise Date must take place subsequent to the closing of the principal markets and prior to the opening of the principal market in the following way) minus the exercise price in effect at such time, divided by such closing price.

     7.5 Limitation.

     (a) The Warrant granted to Holder is additional consideration for a revolving credit loan in the maximum amount of $1,500,000 to Corporation.

     (b) This Warrant may not be exercised until the transaction pursuant to which this Warrant was issued has been approved or ratified by the Shareholders of Corporation (which may be at an Annual Meeting of Shareholders).

     IN WITNESS WHEREOF, this Warrant has been duly executed and the corporate seal affixed hereto, all as of the day and year first above written.

OCEAN BIO-CHEM, INC.

By: /s/ Edward Anchel
   -----------------------------------------
Edward Anchel
Vice President - Finance, CFO

                                    EXHIBIT 1

                               EXERCISE AGREEMENT


                                           Dated:_______________________________

To:
   --------------------------------

     The undersigned record Holder, pursuant to the provisions set forth in the within Wan-ant, hereby subscribed for and purchases _________ shares of Ocean Bio-Chem, Inc. common stock covered by such Warrant and hereby (i) makes full cash payment of $ for such shares at the Exercise Price or (ii) exercises this Warrant pursuant to the Cashless Exercise provisions thereof.


                                                  ------------------------------
                                                  (Signature)



                                                  ------------------------------
                                                  (Print or type name)

                                                  ------------------------------

                                                  ------------------------------
                                                  (Address)


     IF THE RECORD HOLDER IS ELECTING A CASHLESS EXERCISE, THE NUMBER OF SHARES OF COMMON STOCK TO BE ISSUED. IS _____________ (SEE FOLLOWING CALCULATION).

                        CALCULATION OF CASHLESS EXERCISE

                                    X Y(A-B)
A

X THE NUMBER OF SHARES TO BE ISSUED TO HOLDER___________________________________

Y THE NUMBER OF SHARES FOR WHICH THE WARRANT IS BEING EXERCISED_________________

A THE CLOSING PRICE OF THE SHARES ON THE DATE PRECEDING EXERCISE________________

B THE EXERCISE PRICE ___________________________________________________________

     NOTICE: The signature of this Exercise Agreement must correspond with the name as written upon the face of the within Warrant, or upon the Assignment thereof, if applicable, in every particular, without alteration, enlargement or any change whatsoever.

                                    EXHIBIT 2


                                   ASSIGNMENT


     FOR VALUE RECEIVED, _________________, the undersigned Holder hereby sells, assigns, and transfers all of the rights of the undersigned under the within Warrant with respect to the number of shares of the Corporation's common stock issuable upon the exercise of such Warrant set forth below, unto the Assignee identified below, and does hereby irrevocably constitute and appoint _________________ to effect such transfer of rights on the books of the Corporation, with full power of substitution:


Name of Assignee

Address of Assignee

Number of Sharesof Common Stock



Dated:____________________
                                                  ------------------------------
                                                  (Signature of Holder)


                                                  (Print or type name)

     NOTICE: The signature of this Exercise Agreement must correspond with the name as written upon the face of the within Warrant, or upon the Assignment thereof, if applicable, in every particular, without alteration, enlargement or any change whatsoever.

                               CONSENT OF ASSIGNEE


     I HEREBY CONSENT to abide by the terms and conditions of the within Warrant.

Dated:____________________
                                                  ------------------------------
                                                  (Signature of Assignee)


                                                  (Print or type name)

                                                                       Exhibit 2
WARRANT TO PURCHASE COMMON STOCK

Date of Issuance: December 6, 2005             Warrant to Purchase An Aggregate
                                               of 500,000 shares of Common Stock

     FOR  VALUE  RECEIVED,   Ocean   Bio-Chem,   a  Florida   corporation   (the
"Corporation"), pursuant to the terms and conditions of the Promissory Note between the Corporation and Peter Dornau and/or Affiliates ("Holder") dated as of December 6, 2005, promises to issue in the name of, and sell and deliver to Peter Dornau, a certificate or certificates for an aggregate of 500,000 shares (subject to the terms of Article 7.5 hereof), for $0.001 per share, of the Corporation's common stock, par value $0.01 per share (the "Warrant Shares"), upon payment by the Holder of $.836 per share (the "Exercise Price"), with the Exercise Price being subject to adjustment in the circumstances and subject to the provisions set forth herein.

     Section 1. Exercise of Warrant

     1.1 Exercise Period. The Holder may exercise this Warrant, in whole or in part (but not as to fractional shares), at any time and from time to time commencing on the date hereof and ending at 5:00 p.m., Eastern Time, on the fifth anniversary of the date hereof (the "Exercise Period"). If the last day of the Exercise Period is a day on which federal or state chartered banking institutions located in the State of Florida are authorized by law to close, then the last day of the Exercise Period shall be deemed to be the next succeeding day which shall not be such a day.

     1.2 Exercise Procedure.

     a. This Warrant may be exercised in whole or in part at any time during the Exercise Period by presentation and surrender of this Warrant to the Corporation accompanied by the form of Exercise Agreement (attached hereto as Exhibit 1) signed by the Holder and accompanied by the Exercise Price for the Warrant Shares being purchased. The Exercise Price may be paid by cashier's check, wire transfer of immediately available funds or pursuant to the Cashless Exercise provisions set forth in Section 7.4 hereof The date on which the Corporation receives a signed Exercise Agreement and payment of the Exercise Price (by Cashless Exercise or otherwise) shall hereinafter be referred to as the "Exercise Date."

     b. Certificates for the Warrant Shares purchased upon exercise of this Warrant will be delivered by the Corporation to the Holder within five (5) business days after the Exercise Date. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Corporation will prepare a new Warrant representing the rights formerly represented by this Warrant that have not expired or been exercised. The Corporation will, within such five (5) day period, deliver such new Warrant to the Holder at the address set forth in this Warrant.

     c. The Warrant Shares issuable upon the exercise of this Warrant will be deemed to have been transferred to the Holder on the Exercise Date, and the Holder will be deemed for all purposes to have become the record holder of such Warrant Shares on the Exercise Date.

     d. The issuance of certificates representing the Warrant Shares will be made without charge to the Holder of any issuance tax in respect thereof or any other cost incurred by the Corporation in connection with such exercise and related transfer of the shares; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate or instrument in a name other than that of the Holder of this Warrant and that the Corporation shall not be required to issue or deliver any such certificate or instrument unless and until the person or persons requiring the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

     e. Unless the Corporation shall have registered the Warrant Shares pursuant to the provisions of Section 6 hereof, the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and, accordingly, will be "restricted securities" as that term is defined in the Act. The Corporation may insert the following or similar legend on the face of the certificates evidencing the Warrant Shares if required in compliance with state securities laws:

     "These securities have not been registered under any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the Corporation that an exemption from registration under the Securities Act of 1933, as amended, or any applicable state securities laws is available."

     1.3 Fractional Shares. If a fractional Warrant Share would, but for the provisions of Subsection 1.1, be issuable upon exercise of the rights represented. by this Warrant, the Corporation will, within 30 days after the Exercise Date, deliver to the Holder a check payable to the Holder, in lieu of such fractional share, in an amount equal to the market price of such fractional share as determined by the last sale price of the Corporation's common stock as reported on the exchange on which the Corporation's common stock is then traded, as of the close of business on the Exercise Date.

     1.4 Exercise Price. The exercise price of this Warrant is based upon he closing bid price of the Shares on the NASDAQ Market on October 18, 2005, plus ten (10%) per cent.

     Section 2. Effect of Stock Dividends, Reorganization, Reclassification, Consolidation, Merger or Sale

     2.1 Stock Dividends, Recapitalization or Reclassification of Common Stock. In case the Corporation shall at any time prior to the exercise or termination of this Warrant (i) pay a dividend or make a distribution of its capital stock in shares of common stock to all holders of shares of the Corporation's common stock, or (ii) effect a recapitalization or reclassification of such character that its common stock shall be changed into or become exchangeable for a larger or smaller number of shares, then, upon the effective date thereof, the number of Warrant Shares shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in such number of the Corporation's common stock by reason of such stock dividend, recapitalization or reclassification, and the Exercise Price of such dividend, recapitalized or reclassified common stock shall, in the case of an increase in the number of shares, be proportionately decreased and, in the case of a decrease in the number of shares, be proportionately increased.

     2.2 Consolidation. Merger or Sale. In case the Corporation shall at any time prior to the exercise of this Warrant, or the expiration of the Exercise Period, whichever first occurs, consolidate or merge with any other corporation (unless the Corporation shall be the surviving entity) or transfer all or substantially all of its assets to any other corporation preparatory to a dissolution, then the Corporation shall, as a condition precedent to such transaction, cause effective provision to be made so that the Folder of this Warrant, upon the exercise hereof after the effective date of such transaction, shall be entitled to receive the kind and amount of shares, evidences of indebtedness, and/or other property receivable on such transaction as if this Warrant were exercised immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder hereof to the effect that the provisions of this Warrant shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness, or other securities or assets thereafter deliverable upon exercise of this Warrant.

     2.3 Adjustment. If at any time after the date hereof the Corporation shall issue or sell any shares of Common Stock or any warrants, options or rights to subscribe for or purchase Common Stock ("Purchase Rights") or securities convertible into Common Stock ("Convertible Securities"), and the consideration per share for, or the price per share at which such Purchase Right or Convertible Security is exercisable for or convertible into, such Common Stock (the "Subsequent Issue Price") is less than the Exercise Price in effect immediately prior to such issuance or sale, then, forthwith upon such issuance or sale, the Exercise Price shall be reduced to the Subsequent Issue Price. In the case of an adjustment pursuant to this Section 2.3 for a subsequent issuance of Purchase Rights or Convertible Securities, the Subsequent Issue Price shall be deemed to be the lowest possible price in any range or prices at which such Purchase Rights or Convertible- Securities may be exercised or converted. No further adjustments of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Purchase Rights or Convertible Securities and, if any issue or sale of such Purchase Rights or Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Purchase Rights or Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 2.3, no further adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this sale. For the purposes of this Section 2.3, the date as of which the Exercise Price shall be computed shall be the earlier of (i) the date on which the Company shall enter into a firm contract for the issuance of such Purchase Rights or Convertible Securities and (ii) the date of actual issuance of such Purchase Rights or Convertible Securities. Such adjustments shall be made upon each issuance of Purchase Rights or Convertible Securities and shall become effective immediately after such issuance.

     2.4 Notice of Adjustment. Whenever the number of Warrant Shares shall be adjusted as provided herein, the Corporation shall file with its corporate records a certificate of its Chief Financial Officer setting forth the computation and the adjusted number of Warrant Shares purchasable hereunder resulting from such adjustments, and a copy of such certificate shall be mailed to the Holder. Any such certificate or letter shall be conclusive evidence as to the correctness of the adjustment or adjustments referred to therein and shall be available for inspection by the holders of the Warrants on any day during normal business hours.

     Section 3. Reservation of Common Stock

     The Corporation will at all time reserve and keep available such number of shares of its common stock as will be sufficient to permit the exercise in full of this Warrant. Upon exercise of this Warrant pursuant to its terms, the Holder will acquire fully paid and non-assessable shares of the Corporation's common stock, free and clear of any liens, claims or encumbrances.

     Section 4. No Shareholder Rights or Obligations

     This Warrant will not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Corporation prior to the Exercise Date. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any obligation of such Holder for the Exercise Price or as a shareholder of the Corporation.

     Section 5. Transferability

     Subject to the terms hereof; this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed Assignment in the form of Exhibit 2 hereto at the principal offices of the Corporation. This Warrant and the Warrant Shares may not be offered, sold or transferred except in compliance with the Act, and any applicable state securities laws, and then only against receipt of an agreement of the person to whom such offer or sale or transfer is made to comply with the provisions of this Warrant with respect to any resale or other disposition of such securities; provided that no such agreement shall be required from any person purchasing this Warrant or the Warrant Shares pursuant to a registration statement effective under the Act. The Holder of this Warrant agrees that, prior to the disposition of any security purchased on the exercise hereof other than pursuant to a registration statement then effective under the Act, or any similar statute then in effect, the Holder shall give written notice to the Corporation, expressing his intention as to such disposition. Upon receiving such notice, the Corporation shall present a copy thereof to its securities counsel. If, in the sole opinion of such counsel, which such opinion shall not be unreasonably withheld, the proposed disposition does not require registration of such security under the Act, or any similar statute then in effect, the Corporation shall, as promptly as practicable, notify the Holder of such opinion, whereupon the Holder shall be entitled to dispose of such security in accordance with the terms of the notice delivered by the Holder to the Corporation.

     Section 6. Registration Rights

     a. In the event that the Corporation proposes to file a registration statement on a general form of registration under the Act (other than a form S-8 or S-4) relating to securities issued or to be issued by it, then it shall give written notice of such proposal to the record owner of this Warrant. If, within 15 days after the giving of such notice, the record owner hereof shall request in writing that the Warrant Shares be included in such proposed registration, the Corporation shall, at its own expense (except as set forth below), also register such number of Warrant Shares as shall have been so requested in writing; provided., however, that (i) the Holder shall cooperate with the Corporation in the preparation of such registration statement to the extent required to furnish information concerning such owners therein; and (ii) if any underwriter or managing agent is purchasing or arranging for the sale of the securities then being offered by the Corporation under such registration statement, then the Holder (A) shall agree to have the Warrant Shares being registered sold to or by such underwriter or managing agent on terms substantially equivalent to the terms upon which the Corporation is selling the securities so registered, or (B) shall delay the sale of the Warrant Shares for the lesser of a 60 day period commencing with the effective date of the registration statement or the date on which the underwriter agrees to permit the sale of all or a portion of the Warrant Shares being registered; further, if the number of Warrant Shares as to which such owner, and all other owners of securities of the Company holding registration rights, has requested registration is in the aggregate sufficient that such underwriter reasonably believes in good faith that the inclusion of such Warrant Shares in the registration statement may jeopardize the success of the offering, then such underwriter may require that each such owner of securities reduce the number of such Warrant Shares to be registered, with such reduction to be in proportion to the number of shares as to which each respective owner has requested registration which may be the entire number of securities thereof.

     b. In connection  with the filing of a registration  statement  pursuant to
Section 6, the Corporation shall: (i) notify the Holder as to the filing thereof and of all amendments thereto filed prior to the effective date of said registration statement; (ii) notify the Holder, promptly after it shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus fanning a part of the registration statement has been filed; (in) prepare and file without expense to the Holder any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with Section 10(a)(3) of the Act or advisable in connection with the proposed distribution of the Warrant Shares by the Holder; (iv) take all reasonable steps to qualify the Warrant Shares being so registered for sale under the securities or blue sky laws in such states as the Holder of the Warrant Shares being so registered may reasonably request; (v) notify such registered owners of any stop order suspending the effectiveness of the registration statement and use its reasonable best efforts to remove such stop order; and (vi) undertake to keep said registration statement and prospectus effective until the earlier of (A) two years from the effective date thereof (provided, that if the Holders are required to delay the sale of the securities, then such period shall be extended by the amount of such delay), or
(B) the date the Warrant Shares are sold or become available for public sale without restriction under the Act; . provided, however, that such undertaking shall apply only to the extent that the Corporation is permitted to register such securities for continuous sale under Rule 415 of the General Rules promulgated under the Act, under any successor provision, or under authoritative interpretations of applicable law.

     c. The Holder agrees to pay all of the underwriting discounts and commissions with respect to the Holder's Warrant Shares being registered. The Corporation agrees that the costs and expenses which it is obligated to pay in connection with a registration statement to be filed pursuant hereto include but are not limited to, registration fees, the fees and expenses of counsel for the Corporation, the fees and expenses of the Corporation's accountants and all other costs and expenses incident to the preparation, printing and filing under the Act of any such registration statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of such securities for sale in a reasonable number of states, including fees and disbursements of counsel for the Corporation, and the costs of supplying a reasonable number of copies of the registration statement, each preliminary prospectus, final prospectus and any supplements or amendments thereto to the Holder.

     Section 7. Miscellaneous

     7.1 Notices. Any notices, requests or consents hereunder shall be deemed given, and any instruments delivered, two days after they have been mailed by first class mail, postage prepaid, or upon receipt if delivered personally or by facsimile transmission, as follows:

    If to the Corporation:              Ocean Bio-Chem, Inc.
                                        4041 S.W. 47 Avenue
                                        Ft. Lauderdale, FL 33314
                                        Attention:  Edward Anchel, CFO

    If to the Holder:                   Peter Dornau
                                        c/o Ocean Bio-Chem, Inc.
                                        4041 S.W. 47 Avenue
                                        Ft. Lauderdale, FL 33314


except that any of the foregoing may from time to time by written notice to the other designate another address which shall thereupon become its effective address for the purposes of this paragraph.

     7.2 Entire Agreement. This Warrant, including the exhibits and documents referred to herein which are a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter and may be amended only by a written instrument executed by the parties hereto or their successors or assigns. Any paragraph headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

     7.3 Construction and Enforcement. This Warrant shall be governed by and construed under the laws of the State of Florida, without regard to principles of conflicts of laws and rules of such state. If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Warrant, and such legal action results in a final judgment in favor of such party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorneys' fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in other to enforce the Prevailing Party's rights hereunder. Any suit, action or proceeding with respect to this Warrant shall be brought in the state or Federal courts located in Broward County in the State of Florida. The parties hereto hereby accept the exclusive jurisdiction and venue of those courts for the purpose of any such suit, action or proceeding. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Warrant or any judgment entered by any court in respect thereof brought in Broward County, Florida, and hereby further irrevocably waive any claim that any suit, action or proceeding brought in Broward County, Florida, has been brought in an inconvenient forum.

     7.4 Cashless Exercise Provision. Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Corporation at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of Warrant Shares to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, and in lieu of paying the Exercise Price in cash, check or other immediately available funds, the Holder shall surrender this Warrant for that number of the Corporation's common stock determined by multiplying the number of Warrant Shares for which this Warrant is being exercised by the closing price for the Corporation's common stock on the principal market for such common stock on the date preceding the Exercise Date (provided such notice and designation of Exercise Date must take place subsequent to the closing of the principal markets and prior to the opening of the principal market in the following way) minus the exercise price in effect at such time, divided by such closing price.

     7.5 Limitation.

     (a) The Warrant granted to Holder is additional consideration for a revolving credit loan in the maximum amount of $1,500,000 to Corporation.

     (b) This Warrant may not be exercised until the transaction pursuant to which this Warrant was issued has been approved or ratified by the Shareholders of Corporation (which may be at an Annual Meeting of Shareholders).

     IN WITNESS WHEREOF, this Warrant has been duly executed and the corporate seal affixed hereto, all as of the day and year first above written.

OCEAN BIO-CHEM, INC.

By:
   -----------------------------------------
Edward Anchel
Vice President - Finance, CFO

                                   EXHIBIT 1

                               EXERCISE AGREEMENT


                                           Dated:_______________________________

To:
   --------------------------------

     The undersigned record Holder, pursuant to the provisions set forth in the within Wan-ant, hereby subscribed for and purchases _________ shares of Ocean Bio-Chem, Inc. common stock covered by such Warrant and hereby (i) makes full cash payment of $ for such shares at the Exercise Price or (ii) exercises this Warrant pursuant to the Cashless Exercise provisions thereof.


                                                  ------------------------------
                                                  (Signature)



                                                  ------------------------------
                                                  (Print or type name)

                                                  ------------------------------

                                                  ------------------------------
                                                  (Address)


     IF THE RECORD HOLDER IS ELECTING A CASHLESS EXERCISE, THE NUMBER OF SHARES OF COMMON STOCK TO BE ISSUED. IS _____________ (SEE FOLLOWING CALCULATION).

                        CALCULATION OF CASHLESS EXERCISE

                                    X Y(A-B)
A

X THE NUMBER OF SHARES TO BE ISSUED TO HOLDER___________________________________

Y THE NUMBER OF SHARES FOR WHICH THE WARRANT IS BEING EXERCISED_________________

A THE CLOSING PRICE OF THE SHARES ON THE DATE PRECEDING EXERCISE________________

B THE EXERCISE PRICE ___________________________________________________________

     NOTICE: The signature of this Exercise Agreement must correspond with the name as written upon the face of the within Warrant, or upon the Assignment thereof, if applicable, in every particular, without alteration, enlargement or any change whatsoever.

                                    EXHIBIT 2


                                   ASSIGNMENT


     FOR VALUE RECEIVED, _________________, the undersigned Holder hereby sells, assigns, and transfers all of the rights of the undersigned under the within Warrant with respect to the number of shares of the Corporation's common stock issuable upon the exercise of such Warrant set forth below, unto the Assignee identified below, and does hereby irrevocably constitute and appoint _________________ to effect such transfer of rights on the books of the Corporation, with full power of substitution:


Name of Assignee

Address of Assignee

Number of Sharesof Common Stock



Dated:____________________
                                                  ------------------------------
                                                  (Signature of Holder)


                                                  (Print or type name)

     NOTICE: The signature of this Exercise Agreement must correspond with the name as written upon the face of the within Warrant, or upon the Assignment thereof, if applicable, in every particular, without alteration, enlargement or any change whatsoever.

                               CONSENT OF ASSIGNEE


     I HEREBY CONSENT to abide by the terms and conditions of the within Warrant.

Dated:____________________
                                                  ------------------------------
                                                  (Signature of Assignee)


                                                  (Print or type name)

                                                                      Exhibit 3

                                     AMENDED
                          REVOLVING LINE OF CREDIT NOTE
                                 (Subordinated)

$1,500,000                                                      December 6, 2005
                                                        Fort Lauderdale, Florida

     FOR VALUE RECEIVED, OCEAN BIO CHEM., a Florida corporation (the "Borrower"), with an address of 4041 S.W. 47th Avenue, Fort Lauderdale FL 33314, hereby promises to pay to the order of Peter Dornau (the "Lender"), at offices at Ocean Bio-Chem, Inc., 4041 S.W. 47th Avenue, Fort Lauderdale FL 33314, or such other place as Lender shall designate in writing from time to time, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND ($1,500,000.00) Dollars (the "Loan"), or so much thereof as shall be advanced in United States Dollars, together with interest thereon as hereinafter provided. This Note evidences a revolving credit facility whereby Borrower may borrow, pay and repay in whole or in part, and reborrow on a revolving basis up to a maximum principal sum of $1,500,000 at any one time outstanding.

     1. INTEREST RATE.

     This Note shall bear interest on the entire disbursed and unpaid principal balance from time to time outstanding at a rate equal to the "Prime Rate" plus 2% per annum as the Prime Rate may change from day to day as hereinafter set forth. Interest shall be computed on the outstanding principal balance for the actual number of days which have elapsed from the date of each advance, calculated on the basis of a three hundred sixty (360) day year. Upon the occurrence of any default by Borrower; this Note shall bear interest at the maximum non-usurious rate allowed by law ("Default Rate").

     "Prime Rate" means for any day, the rate (rounded to the next higher 1/100 of 1%) published in the Wall Street Journal as the "Prime Rate".

     2. PAYMENT OF PRINCIPAL AND INTEREST.

     2.1 Monthly Payments of Interest Only. Commencing on the 6th day of January, 2006 and continuing on the 6th day of each month thereafter until the Maturity Date, interest only on the outstanding principal balance of this Note shall be due and payable by Borrower to Lender.

     2.2 Maturity Date. The entire unpaid principal amount hereof, together with accrued and unpaid interest thereon and all other amounts payable under the Loan Documents shall be due and payable by Borrower to Lender on October 17, 2010 (the "Maturity Date").

2.3      Conversion

     (a) At any time that a balance shall be due on this Note, this Note shall be convertible into shares of Common Stock of Borrower, at the option of the Lender, in whole or in part at any time and from time to time at a price of One Dollar $1.00 per share. The Lender shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a "Notice of Conversion"), specifying therein the principal amount of Note to be converted. Conversions hereunder shall have the effect of reducing the outstanding principal amount of this Note. The Lender and the Company shall maintain records showing the principal amount converted and the date of such conversions. All stock certificates issued for shares acquired upon conversion of this Note shall bear a legend stating that such shares have not been registered for sale to the public and may not be transferred in the absence of an effective registration statement or an opinion of Borrower's counsel that an exemption from registration permits such transfer.

     (b) Anti-dilution. In case the Borrower shall at any time prior to the conversion of this Note into common stock (i) pay a dividend or make a distribution in shares of common stock to all holders of shares of the Borrower's common stock, or (ii) effect a recapitalization or reclassification of such character that its common stock shall be changed into or become exchangeable for a larger or smaller number of shares, then, upon the effective date thereof, the price of the shares which may be acquired upon conversion of this Note shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in such number of the Borrower's common stock by reason of such stock dividend, recapitalization or reclassification.

     3. APPLICATION OF PAYMENTS. Except as otherwise specified herein, each payment or prepayment, if any, made under this Note shall be applied to pay late charges, accrued and unpaid interest, principal, escrows (if any), and any other fees, costs and expenses which Borrower is obligated to pay under this Note, in such order as Lender may elect from time to time in its sole discretion.

     4. TENDER OF PAYMENT. All payments on this Note are payable on or before 2:00 p.m. on the due date thereof, at the office of Lender specified above and shall be credited on the date the funds become available lawful money of the United States. All sums payable to Lender which are due on a day on which Lender is not open for business shall be paid on the next succeeding business day and such extended time shall be included in the computation of interest.

     5. LATE CHARGE. In the event that any installment of principal or interest required to be made by Borrower under this Note shall not be received by Lender within five (5) days after its due date, Borrower shall pay to Lender, on demand, a late charge of five percent (5%) of such delinquent payment. The foregoing right is in addition to, and not in limitation of, any other rights which Lender may have upon Borrower's failure to make timely payment of any amount due hereunder.

     6. PREPAYMENT. Borrower may prepay this Note in full or in part at any time. Any prepayment shall include accrued and unpaid interest to the date of prepayment on the principal amount repaid and all other sums due and payable under this Note. All payments received on this Note may be applied in such order as Lender, in its sole discretion, shall determine.

     7. SUBORDINATION OF THE NOTE.

     7.1 Agreement of Subordination.

     The Borrower covenants and agrees by its acceptance that the Note shall be issued subject to the provisions of this Article 7.

     The Note shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Superior Indebtedness.

     7.2 Payments to Lender

     No payment on account of principal or interest on the Note shall be made unless full payment of all amounts then due on Superior Indebtedness has been made or duly provided for in money or money's worth in accordance with its terms. No payment on account of principal or interest on the Note shall be made if, at the time of such payment or immediately after giving effect thereto, (1) there shall exist a default in any payment with respect to any Superior Indebtedness or (2) there shall have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Superior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist.

     Upon any  acceleration  of the  principal of the Note or any payment by the
Borrower, or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Borrower, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Superior
Indebtedness shall first be paid in full, or payment thereof provided for in money or money's worth in accordance with its terms, before any payment is made on account of the principal or interest on the Note; and upon any such dissolution or winding-up or liquidation or reorganization any payment by the Borrower, or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to which the Lender would be entitled, except for the provisions of this Article 7, shall be paid by the Borrower or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to the holders of Superior Indebtedness (pro rata to such holders on the basis of the respective amounts of Superior Indebtedness held by such holders) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Superior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Superior Indebtedness in full, in money or money's worth in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Superior Indebtedness, before any payment or distribution is made in respect of the note to the Lender.

     In the event that, notwithstanding the forgoing, any payment by or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Lender before all Superior Indebtedness is paid in full, or provision is made for such payment in money or money's worth in accordance with its terms, such payment or distribution shall be paid over or delivered to the holders of Superior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Superior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Superior
Indebtedness remaining unpaid to the extent necessary to pay all Superior Indebtedness in full in money or money's worth in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Superior Indebtedness.

     For purposes of this Article 7, the words "cash, property or securities" shall not be deemed to include securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 7 with respect to the Note to the payment of all Superior Indebtedness which may at the time be outstanding; provided that (1) the Superior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (2) the rights of the holders of Superior Indebtedness hereunder are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this ss. 7.2. Notwithstanding the foregoing, the Borrower may pay at any time or from time to time interest on the Note and principal payments on the
Note if such payment will not take place when the Superior Indebtedness is in default and such payment will not cause the Superior Indebtedness to become in default or to violate any covenants.

     7.3 "Superior Indebtedness" means (a) all debt incurred, assumed or guaranteed by the Borrower, either before or after the date hereof, for money borrowed from Regions Bank or obligations incurred in connection with the Industrial Development Revenue Bonds issued by the Industrial Development Board of the City of Montgomery; and (b) any renewals or extensions or refundings of any such Superior Indebtedness, or evidences of indebtedness issued in exchange for such Superior Indebtedness, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, or such renewal, extension or refunding thereof, is subordinated to any other indebtedness of the Company or is not superior in right of payment to the Note.

     7.4 The Note shall be secured by a Security Agreement and Financing Statement on all tangible and intangible assets of the Borrower, subordinate however to the Superior Indebtedness.

     8. DEFAULT RATE. From and after the Maturity Date and during the continuation of any default, this Note shall, at Lender's option, bear interest at the maximum non-usurious rate allowed by law.

     9. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as follows:

     9.1 Organization, Powers. Borrower is now and will continue to be duly organized, validly existing and in good standing and has the power and authority to own its properties and to carry on its business as now being conducted and to enter into and perform its obligations under the Loan; and Borrower has not amended or modified its organizational documents except as previously disclosed to Lender in writing prior to the execution hereof and that no amendment, change or modification thereto shall be binding upon Lender or affect the Loan unless said amendment, change or modification has been agreed to in writing by Lender. Borrower further represents and warrants to Lender that all documents in connection with the Loan when executed and delivered by Borrower will constitute the legal, valid and binding obligations of Borrower enforceable in accordance with the terms thereof; that the execution, delivery and performance by Borrower of the documents in connection with the Loan will not violate any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its property is bound, or be in conflict with, result in a breach of or constitute (with due notice or the lapse of time, or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets, except as contemplated by the provisions of the documents; that, the execution, delivery and performance by Borrower of the documents in connection with the Loan has been duly authorized by all requisite Borrower action; that there are no judgments outstanding against Borrower and there is no action, suit, proceeding, or investigation now pending (or to the best of Borrower's knowledge, after diligent inquiry, threatened) against, involving or affecting Borrower, at law, in equity or before any government authority that if adversely determined as to Borrower, would result in a material adverse change in the business or financial condition of Borrower; and that the Borrower is not insolvent and will not be rendered insolvent by the execution, delivery, payment and performance of the documents.

     9.2 Execution of Documents. Each of the documents to which Borrower is a party has been duly executed and delivered by Borrower. Execution, delivery and performance of each of the agreements to which Borrower is a party will not: (i) violate any of its organizational documents, provision of law, order of any court, agency or other instrumentality of government, or any provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties is bound; (ii) result in the creation or imposition of any lien, charge or encumbrance of any nature, and (iii) require any authorization, consent, approval, license, exemption of, or filing or registration with, any court or governmental authority.

     9.3 Obligations of Borrower. Each of the documents to which Borrower is a party is the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws or equitable principles relating to or affecting the enforcement of creditors' rights generally. Borrower is obtaining the Loan for commercial purposes.

     9.4 Litigation. There is no action, suit or proceeding at law or in equity or by or before any governmental authority, agency or other instrumentality now pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any of its properties or right which, if adversely determined, would materially impair or affect: (i) the value of any collateral securing this Note;
(ii) Borrower's right to carry on its business substantially as now conducted (and as now contemplated); (iii) its financial condition; or (iv) its capacity to consummate and perform its obligations under any documents to which Borrower is a party.

     9.5 No Defaults. Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained herein or in any material agreement or instrument to which it is a party or by which it or any of its properties is bound.

     9.6 No Untrue Statements. No document, certificate or statement furnished to Lender by or on behalf of Borrower contains any untrue statement of a material factor omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. Borrower acknowledges that all such statements, representations and warranties shall be deemed to have been relied upon by Lender as an inducement to make the Loan to Borrower.

     10. COVENANTS

     10.1 Indemnification

     10.1.1 Borrower hereby indemnifies and agrees to defend and hold harmless Lender , its officers, employees and agents any and all losses, damages, or liabilities and from any suits, claims or demands, including reasonable attorneys' fees incurred in investigating or defending such claim, suffered by any of them and caused by, arising out of, or in any way connected with the transactions contemplated herein (unless determined by a final judgment of a court of competent jurisdiction to have been caused solely by the gross negligence or willful misconduct of any of the indemnified parties) including, without limitation: (i) any untrue statement of a material fact contained in information submitted to Lender by Borrower or the omission of any material, fact necessary to be stated therein in order to make such statement not misleading or incomplete; and (ii) the failure of Borrower to perform any obligations herein required to be performed by Borrower.

     10.1.2 In case any action shall be brought against Lender-, its officers, employees or agents, in respect to which indemnity may be sought against Borrower, Lender or such other party shall promptly notify Borrower and Borrower shall assume the defense thereof, including the employment of counsel selected by Borrower and satisfactory to Lender, the payment of all costs and expenses and the right to negotiate and consent to settlement. Lender shall have the right, at its sole option, to employ separate counsel in any such action and to participate in the defense thereof, all at Borrower's sole cost and expense. Borrower shall not be liable for any settlement of any such action effected without its consent (unless Borrower fails to defend such claim), but if settled with Borrower's consent, or if there be a final judgment for the claimant in any such action, Borrower agrees to indemnify and hold harmless Lender from and against any loss or liability by reason of such settlement or judgment.

     10.1.3 The provisions of this Section 11.4 shall survive the repayment or other satisfaction of the Liabilities.

     10.2 Documentary and Intangible Taxes. Borrower shall be liable for all documentary stamp and intangible taxes (including any penalties and interest charged for the late payment of any such taxes) assessed upon execution of this Note or as renewed from time to time during the life of the Loan.

     11. EVENTS OF DEFAULT. Each of the following shall constitute an event of default hereunder (an "Event of Default"): (a) the failure of Borrower to pay any amount of principal or interest when due and payable hereunder when due and payable; or (b) the occurrence of any other default in any term, covenant or condition hereunder or any Default under any Loan to which this Loan is subordinated.

     12. REMEDIES. If an Event of Default exists, Lender may exercise any right, power or remedy permitted by law including, without limitation, the right to declare the entire unpaid principal amount hereof and all interest accrued hereon to be, and such principal, interest and other sums shall thereupon become, immediately due and payable.

     13. MISCELLANEOUS.

     13.1 Disclosure of Financial Information. Lender is hereby authorized to disclose any financial or other information about Borrower to any regulatory body or agency having jurisdiction over Lender and to any present, future or prospective participant or successor in interest in any loan or other financial accommodation made by Lender to Borrower.

     13.2 Attorneys' Fees and Expenses. If Lender retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any other documents, or on account of any matter involving this Note, all costs of(,) suit and all reasonable attorneys' fees and such other reasonable expenses so incurred by Lender shall be paid by Borrower, on demand, and shall be deemed part of the obligations evidenced hereby.

     13.3 No Implied Waiver. Lender shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Lender, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy in a subsequent event. After any acceleration of, or the entry of any judgment on, this Note, the acceptance by Lender of any payments by or on behalf of Borrower on account of the indebtedness evidenced by this Note shall not cure or be deemed to cure any Event of Default or reinstate or be deemed to reinstate the terms of this Note absent an express written agreement duly executed by Lender and Borrower.

     13.4 Waiver. Borrower, jointly and severally, waives demand, notice, presentment, protest, demand for payment, notice of dishonor, notice of protest and diligence of collection of this Note. Borrower consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and to the release of any collateral, with or without substitution. Borrower agrees that makers, endorsers, guarantors and sureties may be added or released without notice and without affecting Borrower's liability hereunder. The liability of Borrower shall not be affected by the failure of Lender to perfect or otherwise obtain or maintain the priority or validity of any security interest in any collateral. The liability of Borrower shall be absolute and unconditional and without regard to the liability of any other party hereto.

     13.5 No Usurious Amounts. Anything herein contained to the contrary notwithstanding, it is the intent of the parties that Borrower shall not be obligated to pay interest hereunder at a rate which is in excess of the maximum non-usurious rate permitted by law. If, by the terms of this Note, Borrower is at any time required to pay interest at a rate in excess of such maximum non-usurious rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum non-usurious legal rate and the portion of all prior interest payment in excess of such maximum non-usurious legal rate shall be applied to and shall be deemed to have been payments in reduction of the outstanding principal balance, unless Borrower shall notify Lender, in writing, that Borrower elects to have such excess sum returned to it forthwith. Borrower agrees that in determining whether or not any interest payable under this Note exceeds the highest non-usurious rate permitted by law, any non-principal payment, including without limitation, late charges hall be deemed to the extent permitted by law to be an expense, fee or premium rather than interest.

     13.6 Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Note shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

     13.7 Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Note shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that this Note cannot be assigned by Borrower without the prior written consent of Lender, and any such assignment or attempted assignment by Borrower shall be void and of no effect with respect to Lender.

     13.8 Modifications. This Note may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

     13.9 Sales or Participations. Lender may from time to time sell or assign, in whole or in part, this Note and/or the obligations evidenced thereby. The holder of any such sale, assignment or participation, if the applicable agreement between Lender and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Lender may in its discretion give notice to Borrower of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Lender's or such holder's rights hereunder.

     13.10 Jurisdiction. Borrower irrevocably appoints each and every owner, partner and/or officer of Borrower as its attorneys upon whom may be served, by regular or certified mail at the address set forth below, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Note or any other document; and Borrower hereby consents that any action or proceeding against it be commenced and maintained in any court within the State of Florida by service of process on any such owner, partner and/or officer; and Borrower agrees that the courts of such State shall have jurisdiction with respect to the subject matter hereof and the person of Borrower. Borrower agrees not to assert any defense to any action or proceeding initiated by Lender based upon improper venue or inconvenient forum.

     13.11 Notices. All notices and communications under this Note shall be in writing and shall be given by either (a) hand-delivery, (b) first class mail (postage prepaid), or (c) reliable overnight commercial courier (charges prepaid), to the addresses listed above. Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by mail, three (3) calendar days after the date first deposited in the United States mail; and (iii) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

     13.12 Governing Law. This Note shall be governed by and construed in accordance with the substantive laws of the State of Florida without reference to conflict of laws principles.

     13.13 Continuing Enforcement. If, after receipt of any payment of all or any pad of this Note, Lender is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Note and the other Loan Documents shall continue in full force and effect or be reinstated, as the case may be, and Borrower shall be liable for, and shall indemnify, defend and hold harmless Lender with respect to, the full amount so surrendered. The provisions of this Section shall survive the cancellation or termination of this Note and shall remain effective notwithstanding the payment of the obligations evidenced hereby, the release of any security interest, lien or encumbrance securing this Note or any other action which Lender may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the obligations evidenced hereby having become final and irrevocable.

     13.14 Borrower Shareholder Approval This transaction must be approved or ratified by Shareholder vote at a meeting called for such purpose (which may be an annual meeting of shareholders) prior to the exercise of the conversion right provided for in Section 3(a) or the Warrant issued in conjunction with this Loan.



     14. Waiver of Jury Trial. BORROWER AND LENDER AGREE THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDER OR BORROWER, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LENDER AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE

     15. NOT A PART OF THIS NOTE.

     IN WITNESS WHEREOF, Borrower, intending to be legally bound, has duly executed and delivered this Revolving Line of Credit Promissory Note as of the day and year first above written.


                                    BORROWER:
                                    OCEAN BIO-CHEM,  a Florida corporation

                                    By: /s/ Edward Anchel
                                        ----------------------------------------
                                        Edward Anchel
                                        Vice President - Finance, CFO

                                     ANNEX A
                              NOTICE OF CONVERSION

     The undersigned hereby exercises his right to convert ___________________ dollars of his Revolving Line of Credit Note dated December __, 2005 to ___________ shares of common stock of the Company based on the closing bid price of shares of common stock of the Company as of this date. Dated: _______________

                                            ----------------------------
                                            PETER DORNAU